458-P2 08/26

TEMPLETON INSTITUTIONAL FUNDS
SUPPLEMENT DATED AUGUST 24, 2026
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MAY 1, 2026, OF
FOREIGN SMALLER COMPANIES SERIES

This supplement replaces and supersedes the supplement dated May 20, 2026.

On May 19, 2026, the Board of Trustees of Templeton Institutional Funds, on behalf of Foreign Smaller Companies Series (the “Fund”), approved a proposal to liquidate and dissolve the Fund. The liquidation is anticipated to occur on or about October 9, 2026 (Liquidation Date); however, the liquidation may occur sooner if at any time before the Liquidation Date there are no shares outstanding in the Fund. The liquidation may also be delayed if unforeseen circumstances arise.

At the close of market on June 26, 2026, the Fund closed to new investors, except as noted below. Existing investors who had an open and funded account on June 26, 2026 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on June 26, 2026: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on June 26, 2026, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on June 26, 2026. The Fund will not accept any additional purchases after the close of market on or about September 9, 2026. The Fund reserves the right to change this policy at any time.

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, the Fund may declare taxable distributions of its income and/or capital gain; and (c) an exchange out of the Fund prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with their plan sponsor for further information regarding the impact of the liquidation. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

Please retain this supplement for future reference.